Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement Dated

April 27, 2023

to the
Distillate U.S. Fundamental Stability & Value ETF (DSTL)
Distillate International Fundamental Stability & Value ETF (DSTX)

Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 3, 2023

and

Distillate Small/Mid Cash Flow ETF (DSMC)

Summary Prospectus, dated October 4, 2022
and
Prospectus, and SAI,
each dated August 22, 2022

(each a “Fund,” and collectively, the “Funds”)
each a series of ETF Series Solutions (the “Trust”)

Notice of Potential Ownership Change

Vident Investment Advisory, LLC (“VIA”) serves as the current sub-adviser to the Funds pursuant to an investment sub-advisory agreement among VIA, the Trust, and Distillate Capital Partners, LLC (the “Adviser”) the Funds’ adviser (the “Current Sub-Advisory Agreement”).

Pursuant to a membership interest purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, is expected to acquire Vident Advisory, LLC (the “Transaction”). Prior to the close of the Transaction, VIA will be wound up and all assets and liabilities will be transferred to Vident Advisory, LLC (“VA”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the closing date, Mr. Crawford will effectively control VA. The Transaction is expected to be completed in the third quarter of 2023. Upon the close of the Transaction, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Current Sub-Advisory Agreement will automatically terminate.

In anticipation of the termination of the Current Sub-Advisory Agreement, VA is seeking to enter into a new investment sub-advisory agreement among the Trust and the Adviser (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement is subject to approval by each Fund’s shareholders.

At a meeting of the Board of Trustees of the Trust (the “Board”), held on April 20, 2023, the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the 1940 Act), approved (i) the New Investment Sub-Advisory Agreement among the Trust, the Adviser, and VA; and (ii) an interim sub-advisory agreement among the Trust, the Adviser, and VA. There will be no change to the Funds’ portfolio managers, investment objective, principal investment strategy, or investment policies in connection with the Transaction.

Under the New Sub-Advisory Agreement, VA will receive the same compensation VIA receives under the Current Sub-Advisory Agreement. The Board approved the submission of the proposal to each Fund’s shareholders. A special meeting of Fund shareholders will be held to consider and vote on the proposal. Proxy materials (the “Proxy Statement”) will be sent to Fund shareholders with more information about the shareholder meeting and the proposal.

Please read the Proxy Statement when it is available because it contains important information. You can obtain free copies of the Fund’s Proxy Statement (when available), Prospectus and SAI, as well as the Fund’s Annual Report, by calling 1-800-617-0004, by writing to Distillate ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by visiting www.distillatefunds.com. The Proxy Statement will also be available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

Please retain this Supplement for future reference.